Exhibit 99.1

Lincoln Educational Services Expands Credit Facility to Support Growth Initiatives

Increased Financial Liquidity, Coupled with a Robust Balance Sheet, Provides Resources for Sustained Growth and Success

PARSIPPANY, N.J., March 11, 2025 – Lincoln Educational Services Corporation (Nasdaq: LINC) today announced an amendment to its secured credit agreement with Fifth Third Bank, National Association, increasing the aggregate principal borrowing amount from $40 million to $60 million.  This increase enhances the Company’s financial flexibility, and the additional liquidity enables the Company to execute its growth initiatives to meet its long-term operating objectives. Furthermore, the maturity date has been extended through March 7, 2028.

Additionally, the accordion feature of the agreement has been expanded from $20 million to $25 million, further strengthening the Company's ability to pursue growth opportunities.

"We currently have a robust balance sheet. However, this amendment provides additional financial flexibility and ensures we can achieve our long-term growth objectives," said Scott M. Shaw, President and Chief Executive Officer. "We remain focused on delivering value to our key stakeholders, and we believe the increased liquidity and strategic investments will enable us to achieve sustained long-term success.”

ABOUT LINCOLN EDUCATIONAL SERVICES CORPORATION

Lincoln Educational Services Corporation is a leading provider of diversified career-oriented post-secondary education helping to provide solutions to America’s skills gap. Lincoln offers career-oriented programs to recent high school graduates and working adults in five principal areas of study: automotive technology, health sciences, skilled trades, business and information technology, and hospitality services. Lincoln has provided the workforce with skilled technicians since its inception in 1946 and currently operates 21 campuses in 12 states under Lincoln College of Technology, Lincoln Technical Institute, Lincoln Culinary Institute, and associated brand names. For more information, please go to www.lincolntech.edu.

FORWARD-LOOKING STATEMENTS

Statements in this press release and in oral statements made from time to time by representatives of Lincoln Educational Services Corporation regarding Lincoln’s business that are not historical facts, including those made in a conference call, may be “forward-looking statements” as that term is defined in the federal securities law. The words “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “plan,” “intend,” “estimate,” and “continue,” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Generally, these statements relate to business plans or strategies and projections involving anticipated revenues, earnings, or other aspects of the Company’s operating results. The Company cautions you that these statements concern current expectations about the Company’s future performance or events and are subject to a number of uncertainties, risks, and other influences, many of which are beyond the Company’s control, that may influence the accuracy of the statements and the projects upon which the statements are based including, without limitation, impacts related to epidemics or pandemics; our failure to comply with the extensive regulatory framework applicable to our industry or our failure to obtain timely regulatory approvals in connection with acquisitions or a change of control of our Company; our success in updating and expanding the content of existing programs and developing new programs for our students in a cost-effective manner or on a timely basis; risks associated with cybersecurity; risks associated with changes in applicable federal laws and regulations; uncertainties regarding our ability to comply with federal laws and regulations, such as the 90/10 rule and prescribed cohort default rates; risks associated with the opening of new campuses; risks associated with integration of acquired schools; industry competition; our ability to execute our growth strategies; conditions and trends in our industry; general economic conditions; and other factors discussed in the “Risk Factors” section of our Annual Reports and Quarterly Reports filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and Lincoln undertakes no obligation to publicly revise or update any forward-looking statements, whether as a result of new information, future events or otherwise after the date hereof.

For further information, please contact:

Brian Meyers
Chief Financial Officer
Lincoln Educational Services Corporation
973-736-9340
bmeyers@lincolntech.edu